Exhibit 99.2

 Financial ResultsSecond Quarter 2025July 22, 2025

 Forward Looking Statements  This presentation contains “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the effect of the current global interest rate environment (including the potential for ongoing reductions in interest rates) and inflation levels on the level, composition and performance of the Corporation’s assets and liabilities, and corresponding effects on the Corporation’s net interest income, net interest margin, loan originations, deposit attrition, overall results of operations, and liquidity position; the effects of changes in the interest rate environment, including any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services; volatility in the financial services industry, which could result in, among other things, bank deposit runoffs, liquidity constraints, and increased regulatory requirements and costs; uncertainty as to the ability of FirstBank to retain its core deposits and generate sufficient cash flow through its wholesale funding sources, which may require us to sell investment securities at a loss; adverse changes in general political and economic conditions in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, including in the interest rate environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors and other market risks as well as the implementation of existent or planned strategic growth opportunities, including risks, uncertainties, and other factors or events related to any business acquisitions, dispositions, strategic partnerships, strategic operational investments including system conversions, and any anticipated efficiencies or other expected results related thereto; uncertainty as to the implementation of the debt restructuring plan of Puerto Rico and the Fiscal Plan for Puerto Rico as certified on June 5, 2024 by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it, on our clients and loan portfolios, and any potential impact from future economic or political developments and tax regulations in Puerto Rico; the impact of government financial assistance for hurricane recovery and other disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio; the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance; and the effect of continued changes in the fiscal, monetary, and trade policies and regulations of the U.S. federal government, the Puerto Rico government and other governments. The Corporation does not undertake and specifically disclaims any obligation to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 16-18 for a reconciliation of GAAP to non-GAAP measures and calculations.

 Agenda  1  2Q 2025 – Quarter Highlights  Aurelio Alemán,   President and Chief Executive Officer  2  2Q 2025 – Results of Operations  Orlando Berges,   Executive Vice President and Chief Financial Officer  3  2Q 2025 – Questions and Answers

 Second Quarter 2025  Financial Performance Highlights  Balance Sheet  Total loans grew by $189.7 million to $12.9 billion (1.5% vs. prior quarter) reflecting growth across main business segments  Core deposits, other than brokered and fully collateralized government deposits, decreased by $240.9 million to $12.7 billion  Fully collateralized government deposits decreased by $71.7 million to $3.4 billion  Non-performing assets (“NPA”) ratio remained at 0.68% and annualized net charge-offs ratio decreased by 8 bps to 0.60%  Allowance for credit losses (“ACL”) coverage ratio on loans and leases decreased by 2 basis points to 1.93%  Asset Quality  Total available liquidity sources of approximately $6.0 billion or 1.3x of uninsured deposits  Completed full redemption of remaining junior subordinated debentures, repurchased $28.2 million in common stock, and declared $29.0 million in common stock dividends; CET1 remains strong and above well-capitalized levels at 16.6%  On a non-GAAP basis, tangible book value per share grew by 4.9% to $11.16 and tangible common equity ratio reached 9.6%  Liquidity and Capital  Profitability  Net income of $80.2 million ($0.50 per diluted share), compared to $77.1 million ($0.47 per diluted share) in 1Q 2025  Strong return on average assets (“ROAA”) of 1.69%, compared to 1.64% in 1Q 2025; margin up 4 bps to 4.56%  On a non-GAAP basis, adjusted pre-tax, pre-provision income of $123.5 million, up 9% on a year-over-year basis  Sustained expense management discipline resulting in efficiency ratio of 50.0% compared to 49.6% in 1Q 2025

 Franchise Highlights and Operating Environment  ROAA: 1.69%   Adj. ROACE(1): 14.2%  1  CET1 Ratio:16.6%  ACL Coverage: 1.93%  2  5% Growth in  Tangible Book Value  3  PR Economic Activity Index (EAI)(2)  1Q20  2Q20  4Q21  4Q22  4Q23  4Q24  1Q25  YoY Change  PR Payroll Employment (Thousands)  1Q20  2Q20  4Q21  4Q22  4Q23  4Q24  1Q25  2Q25  Unemployment Rate (SA)  PR Disaster Relief Funds Disbursed Per Year(3)  (1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on slide 18 titled “Second Quarter 2025 - Use of Non-GAAP Financial Measures.”   (2) Puerto Rico Economic Development Bank (EDB) and Bureau of Labor Statistics. Average data points (3) www.recovery.pr.gov and Recovery Support Function Leadership Group (RSFLG) - https://recovery.fema.gov/rsflg-monthly-data.  YTD as of May, of each year ($ millions)  2Q 2025 Franchise Highlights and Priorities  Operating Environment  Operating Environment  Business activity and economic conditions trending favorably; resilient labor market (5.5% unemployment rate as of June 2025) and strong tourism activity (SJU passenger traffic up 6.9% year-to-date as of June 2025 vs. prior year)   Disaster relief rollout gaining traction after a period of government transition  Business Highlights  Successful execution of omnichannel strategy evidenced by 8% annual rise in digital active users over the last 5 years coupled with steady reduction in branch active customers  Consistent top-quartile profitability and excess capital return track record  Attractive earnings profile and upcoming interest-earning asset repricing opportunities  2022  2023  2024  2025  $863  $1,870  $2,516  $1,471  $336  $1,534  $1,501  $1,015  $818(56%)  $496(34%)  $157(11%)  FEMA  HUD (CDBG)  Other  Strategic Priorities  Selectively grow market share in core business segments while sustaining operational leverage and safeguarding asset quality   Continue our franchise investments towards improving interaction with customers and provide them with a seamless experience through multiple channels  Proactively monitor US policy changes and their implications for businesses and consumers  Fiona-Related

 Results of Operations

 Second Quarter 2025  Discussion of Results  2Q25 Adjusted Tangible Common Equity Ratio  2Q25 Adjusted Tangible Book Value per Share  2Q25 Adjusted ROACE  2Q25 TCE Ratio  AOCL Impact  Adj. TCE Ratio  2.0%  2Q25 TBVPS  AOCL Impact  Adj. TBVPS  2Q25 ROACE  AOCL Impact  Adj. ROACE  (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using these measures on slides 16-18 titled “Second Quarter 2025 - Use of Non-GAAP Financial Measures.”  Income Statement and Selected Financial Data  Non-GAAP Reconciliation – Selected Data(1)

 Second Quarter 2025  Profitability Dynamics  Net Interest Income ($MM)  4.22%  2Q24  4.25%  3Q24  4.33%  4Q24  4.52%  1Q25  4.56%  2Q25  Net Interest Income ($)  Net Interest Margin (GAAP %)  Net interest income amounted to $215.9 million, an increase of $3.5 million vs. the prior quarter, which includes $1.6 million associated with the effect of one additional day in the quarter. The increase primarily reflects:  A $2.4 million decrease in interest expense mostly due to a reduction in wholesale borrowing balances  A $1.2 million increase in interest income on total loans due to higher average balances and the effect of one additional day in the quarter, partially offset by a $0.1 million net decrease in interest income from lower investment securities and cash balances  Net interest margin increased during the quarter by 4 bps to 4.56%, mostly reflecting a decrease in cost of funds and the change in asset mix resulting from the deployment of cash flows from lower yielding securities to higher yielding interest-earning assets  Key Highlights  Evolution of Loan Yields and Cost of Funds(1)  (1) Cost of funds include cost of all interest-bearing deposits, non-interest-bearing deposits, and wholesale funding  2Q24  3Q24  4Q24  1Q25  2Q25  6.15%  6.14%  6.10%  6.22%  6.18%  Loan Yields  Cost of Funds

 Second Quarter 2025  Profitability Dynamics  Non-Interest Expenses ($MM)  Non-Interest Income ($MM)  -20  0  80  100  120  140  -$2.5  $63.7  2Q24  -$0.7  $64.5  3Q24  1Q25  $61.4  $123.0  -$0.5  $123.3  2Q25  4Q24  $63.2  $118.7  $65.0  $0.0  $122.9  -$0.1  $124.5  Credit Related  Payroll Related  Other Operating Expenses  2Q24  $3.2  3Q24  $3.2  4Q24  $3.2  1Q25  2Q25  $32.0  $32.5  $32.2  $35.7  $30.9  Other  Mortgage Banking  Service Charges on Deposits  Non-interest expenses of $123.3 million, up $0.3 million vs. prior quarter mainly due to:  A $2.6 million increase in credit and debit card processing expenses mainly due to $2.2 million in expense reimbursements received during the first quarter  Partially offset by a $2.1 million decrease in payroll expenses due to higher stock-based compensation expenses for retirement-eligible employees incurred in the first quarter and a decrease in payroll taxes  Efficiency ratio relatively stable at 50.0%, below the 52% operating target  Key Highlights  Key Highlights  Non-interest income of $30.9 million, compared to $35.7 million in prior quarter; the $4.8 million decrease includes:  A $3.3 million decrease in insurance income mostly driven by seasonal contingent commissions recorded in the first quarter  A $2.3 million decrease related to lower realized gains from purchased income tax credits

 Second Quarter 2025  Asset Quality  Non-Performing Assets ($MM)  Decrease in non-performing assets was primarily driven by lower non-accrual consumer loans and lower OREO and other repossessed properties, partially offset by the inflow of a $4.3 million construction loan in Puerto Rico  Inflows to non-accrual loans held for investment were $34.4 million, a decrease of $9.0 million when compared to the prior quarter, mostly related to a decrease of $8.6 million in inflows of commercial and construction loans that was driven by the inflow of a $12.6 million commercial mortgage loan in Florida during 1Q 2025 partially offset by the aforementioned inflow   Loans in early delinquency (i.e., 30-89 days past due accruing loans) amounted to $134.0 million, an increase of $2.8 million vs. 1Q 2025, mostly related to a net increase of $6.3 million in consumer loans, partially offset by a $3.5 million decrease in commercial and residential loans in early-delinquency  Total non-performing assets decreased by $1.4 million to $128.0 million or 0.68% of total assets  0.67%  2Q24  0.63%  3Q24  0.61%  4Q24  0.68%  1Q25  0.68%  2Q25  $126.9  $119.1  $118.3  $129.4  $128.0  Repossessed Assets and Other  Loans HFI  NPAs/Assets  $4.7  2Q24  $4.0  3Q24  $1.4  4Q24  $1.4  1Q25  $5.7  2Q25  $126.9  $119.0  $118.3  $129.4  $128.0  Repossessed Assets and Other  Consumer  Residential  Construction  Commercial

 Second Quarter 2025  ACL and Capital  Total stockholders’ equity amounted to $1.8 billion, an increase of $66.1 million vs. the prior quarter, driven by a $41.2 million increase in the fair value of available-for-sale debt securities due to changes in market rates recognized as part of accumulated other comprehensive loss and the earnings generated during the quarter  Partially offset by $29.0 million in common stock dividends declared during the quarter and $28.2 million in common stock repurchases  All regulatory ratios remain significantly above “well-capitalized” levels  Evolution of ACL ($MM) and   ACL on Loans to Total Loans (%)  Capital Ratios (%)  The allowance for credit losses (ACL) on loans and leases was $248.6 million, up $1.3 million vs. prior quarter; the ratio of the ACL on loans and finance leases to total loans held for investment decreased to 1.93%  Increase driven by $3.5 million in the commercial and residential mortgage ACL mainly due to loan growth, partially offset by a $2.2 million decrease in the consumer ACL due to an improvement in the outlook for unemployment in PR  Net charge-offs of $19.1 million, 0.60% of average loans, compared to $21.4 million or 0.68% in prior quarter, which included $2.4 million in recoveries related to a bulk sale of fully charged-off consumer loans  Key Highlights  Key Highlights  1.72%  2019  2.61%  Day-1 CECL  2.06%  2Q24  1.91%  4Q24  1.95%  1Q25  1.93%  2Q25  $155.0  $248.0  $260.9  $248.4  $251.7  $253.2  $0.0  Loans  ACL on Loans/Loans  Off-BS Credit Exposure & Debt Securities  15.8  2Q24  16.2  3Q24  4Q24  2Q25  1Q25  Total Risk-Based Capital  Tier-1 Capital  Tier-1 Common  Leverage  Tangible Common

 2Q 2025 Financial Results  Appendix and Non-GAAP Financial Measures

 Second Quarter 2025  Appendix – Balance Sheet Highlights  Loan Portfolio - $MM  Loan Originations - $MM(1)  Total Deposits (excluding Brokered CDs) - $MM  Composition of Deposit Portfolio vs.   Available Liquidity - $MM(2)  $10  $186  2Q24  $13  $207  3Q24  $15  $228  4Q24  $15  $234  1Q25  $10  $245  2Q25  Loans HFS  Commercial  Consumer  Construction  Residential  $12,396  $12,459  $12,762  $12,690  $12,880  $122  $48  2Q24  $117  $45  3Q24  $133  $60  4Q24  $114  $49  1Q25  $127  $35  2Q25  Consumer  Credit Cards  Residential  Construction  Commercial  $1,260  $1,303  $1,654  $1,177  $1,414  2Q24  3Q24  4Q24  1Q25  2Q25  Public Funds  CDs & IRAs  Commercial  Retail  $15,904  $15,827  $16,393  $16,340  $16,027  Loan Originations include refinancing and renewals, as well as credit card utilization activity  Uninsured deposits exclude public funds which are fully collateralized   $5,343(33%)  $10,684(67%)  2Q25  NIB  IB  $16,027  $8,153(51%)  $4,503(28%)  $3,371(21%)  Insured  Uninsured  Public Funds  Uninsured Deposits  Available Liquidity  $5,974  Cash & Equivalents  Free Liquid Securities  FHLB Availability  Fed Line  Commercial Loan Portfolio Distribution - $MM  $2,502(42%)  $3,516(58%)  2Q25  CRE  C&I  $6,018  $3,516(58%)  $438(8%)  $53(1%)  $2,011(33%)  C&I  Office CRE (PR)  Office CRE (US)  Other CRE  CRE Maturities < 12 Months ($MM)  Retail  Office  Hotel  Multifamily  Other  Industrial  6.4%  5.7%  5.3%  5.6%  7.0%  5.6%  Weighted Avg. Rate

 Second Quarter 2025  Appendix - Puerto Rico Government Exposure  Government Loans  Key Highlights  Government Deposits  Key Highlights  As of 2Q 2025, the Corporation had $286.9 million of direct exposure and $69.7 million of indirect exposure to the Puerto Rico government, its municipalities and public corporations   86% of direct government exposure is to municipalities in Puerto Rico, which are supported by assigned property tax revenues or by one or more specific sources of municipal revenues  As of 2Q 2025 and 1Q 2025, the Corporation had $2.9 billion of public sector deposits in Puerto Rico  Approximately 21% were from municipalities and municipal agencies in Puerto Rico and 79% were from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico

 Second Quarter 2025  Appendix - NPL Migration

 Second Quarter 2025  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common equity is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

 Second Quarter 2025  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income   Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural catastrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before income taxes adjusted to exclude the provision for credit losses expense, as well as certain items that management believes are not reflective of core operating performance.

 Second Quarter 2025  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Tangible Common Equity Ratio  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by adjusted tangible assets, which are total assets less goodwill and other intangible assets, after exclusion of the net unrealized losses on available-for-  sale debt securities.   Adjusted Tangible Book Value Per Share  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by common shares outstanding.  Adjusted Return on Average Common Equity Ratio   Net income divided by adjusted average common equity, which is average total common equity, after exclusion of average net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss.